Exhibit 10.114

3039 E CORNWALLIS RD

RESEARCH TRIANGLE PARK NC 27709-2195

September 23, 2011

Mr. Mike Harrison

Brocade Communications Systems, Inc.

130 Holger Way

San Jose, CA 95134-1376

Subject: Amendment 43 to SOW #1 of the IBM/Brocade Goods Agreement ROC-P-68

This letter (the “Amendment”) serves as Amendment Number 43 to SOW #1, including all amendments thereto (“SOW#1”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows

1. Exhibit A of the SOW#1 is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

2. The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #1. All other terms and conditions of the Goods Agreement and SOW#1 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#1 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To: International Business Machines Corporation		Accepted and Agreed To: Brocade Communications Systems, Inc.

By:	/s/ Kristen Styers 9/28/11	By:	/s/ Andy Vandeveld
Authorized Signature Date		Authorized Signature Date

Kristen Styers Type or Print Name		Andy Vandeveld Type or Print Name

Mgr. Networking Title & Organization		V.P. Global Systems Integrators Title & Organization

Address:		Address: 130 Holger Way
San Jose, California 95134-1376

Amendment 43 to SOW 1	Page 1 of 2
Brocade Confidential Information

Accepted and Agreed To:
Brocade Communications Switzerland, SarL

/s/ Alberto Soto 26 - September Authorized Signature Date

Alberto Soto Type or Print Name

Vice President EMEA Title & Organization

Amendment 43 to SOW 1	Page 2 of 2
Brocade Confidential Information

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
1Gbit/sec Switch Products and Software
	[**]		[**]	[**]	[**]
SW2400 & SW2800
[**]	[**]		[**]	[**]	[**]
[**]	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
2Gbit/sec Switch Products and Software
SW3200
[**]	[**]	[**]	[**]	[**]	[**]				[**]
[**]	[**]	[**]	[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
SW3800
SW3800	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
SW3900
[**]	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
SW325x & SW385x
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
4Gbit/sec Switch Products and Software
SW210x
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
SW4100
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
BROCADE 5000
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
SW7500
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
BROCADE 7500E
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]				[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	Refer to SW7500 section for price
	[**]		[**]	[**]	Refer to SW7500 section for price
	[**]	[**]	[**]	[**]	Refer to SW3900 section for price
	[**]	[**]	[**]	[**]	Refer to SW4100 section for price
	[**]	[**]	[**]	[**]	Refer to SW3900 section for price
	[**]	[**]	[**]	[**]	Refer to SW3900 section for price
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
8Gbit/sec Switch Products and Software
BROCADE 300
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE 300 BUNDLED WITH SFP’S
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
BROCADE 300 FRU’s
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]
BROCADE 300 OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 5100
	[**]	[**]	[**]	[**]	[**]	[**]			[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE 5100 BUNDLED WITH SFP’S
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
BROCADE 5100 FRU’s
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
[**]
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
BROCADE 5300 FRU’s
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]
	[**]		[**]	[**]	[**]
BROCADE 5300 OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
[**]
[**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
BROCADE 8000 - MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 8000 (CEE Only)
	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
BROCADE 8000 - MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 8000 - ACCESSORIES
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 8000 FRU’s
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 8000 OPTIONAL SOFTWARE
(NOTE: Using 2 p/n’s already released with Brocade 5100)
BROCADE 8000 CEE Only (Accessories, FRU’s, Optional Software)
	[**]	[**]	[**]	[**]	[**]
BROCADE 8000 CEE Only FRU’s
	[**]	[**]	[**]	[**]	[**]				[**]
[**]
BROCADE 7800 Extension Switch
	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
BROCADE 7800 MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 7800 FRU’s
	[**]	[**]	[**]	[**]	[**]				$2,444
BROCADE 7800 OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
ENCRYPTION PRODUCTS
BROCADE ENCRYPTION SWITCH (IBM 2498-E32)
	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
BROCADE ENCRYPTION SWITCH (IBM 2498-E32) MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE FS8-18 ENCRYPTION BLADE
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE ENCRYPTION SWITCH AND FS8-18 ENCRYPTION BLADE FRU’s
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE ENCRYPTION PRODUCTS - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
MULTI-PROTOCOL ROUTER
SW7420
[**]	[**]	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
DIRECTOR PRODUCTS AND SOFTWARE
SW12000
[**]	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]	[**]
SW24000
[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]				[**]
SW48000
[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]				[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]				[**]
DCX BLADE - BUNDLED WITH SFP’S
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]				[**]
DCX - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
DCX - FRU’s
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]				[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]				[**]
BROCADE DCX-4S
	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
BROCADE DCX-4S MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE DCX-4S - ACCESSORIES
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
BROCADE DCX-4S - FRU’s
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE DCX-4S - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
BROCADE FX8-24 DCX EXTENSION BLADE
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE FX8-24 DCX EXTENSION BLADE - FRU’s
	XIB-FX824-0000	N/A	45W5467	FX8-24 Blade, 22P	$25,055				$13,029
BROCADE FX8-24 DCX EXTENSION BLADE - OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
BROCADE FCoE 10-24 DCX Blade
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
BROCADE FCoE 10-24 DCX Blade - FRU’s
	[**]	[**]	[**]	[**]	[**]				[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
FABRIC MANAGER
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
16Gbit/sec Switch Products
BROCADE 6510 Switch (IBM 2498-E32)
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]				[**]
BROCADE 6510 Switch (IBM 2498-E32) MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 6510 Switch (IBM 2498-E32) ACCESSORIES
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
BROCADE 6510 Switch (IBM 2498-E32) OPTIONAL SOFTWARE
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
16Gbit/sec DIRECTORS
BLADES & ACCESSORIES FOR SAN384B-2 (2499-416) AND SAN768B-2 (2499-816)
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]	[**]			[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]				[**]
ACCESSORIES
	[**]	[**]	[**]	[**]	[**]	[**]
BLADE FRU’S
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]				[**]
	[**]	[**]	[**]	[**]	[**]				[**]
IBM SYSTEM STORAGE SAN384B-2 (2499-416)
[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]
IBM 2499-416 MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
IBM 2499-416 FRU’S
	[**]	[**]	[**]	[**]	[**]				[**]
IBM SYSTEM STORAGE SAN768B-2 (2499-816)
[**]	[**]	[**]	[**]	[**]	[**]		[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number				- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing
IBM 2499-816 MAINTENANCE RENEWALS
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
IBM 2499-816 FRU’S
	[**]	[**]	[**]	[**]	[**]				[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number						- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price		**Software Maintenance (included in unit price of product)	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing	NOTES
TRANSCEIVERS
	IB-000139	FC 2401	21R9929	SFP, SWL, 4G, 1-pack		$30	N/A	N/A	N/A	N/A	N/A
	IB-000141	FC 2408	17P9950	SFP, SWL, 4G, 8-pack		$238	N/A	N/A	N/A	N/A	N/A
	IB-000142	FC 2441	21R9931	SFP, LWL, 4G, 4km,1-pack		$280	N/A	N/A	N/A	N/A	N/A
	IB-000143	FC 2448	17P9951	SFP, LWL, 4G, 4km,8-pack		$1,920	N/A	N/A	N/A	N/A	N/A
	IB-000144	FC 2411	21R9937	SFP, LWL, 4G, 10km, 1-pack		$515	N/A	N/A	N/A	N/A	N/A
	IB-000146	FC 2480	17P9949	SFP, ELWL, 4G, 30km, 1-pack		$968	N/A	N/A	N/A	N/A	N/A
	IB-000147	FC 2801	21R9941	SFP, SWL, 8G, 1-pack	$ Feb 8, 2010 = $	111 89	N/A	N/A	N/A	N/A	N/A
	IB-000148	FC 2808	17P9953	SFP, SWL, 8G, 8-pack	$ Feb 8, 2010 = $	872 608	N/A	N/A	N/A	N/A	N/A
	IB-000153	FC 2821	45W1193	8G (10km) LWL SFP (single pack)		$573	N/A	N/A	N/A	N/A	N/A
	IB-000157	FC 2418	17P9952	SFP, LWL, 4G, 10km, 8-pack		$3,720	N/A	N/A	N/A	N/A	N/A
	IB-000163	FC 2802	99Y0812	Brocade P3 SFP+, SWL, 8G, 1-PACK		$89	N/A	N/A	N/A	N/A	N/A
	IB-000164	FC 2809	99Y0815	Brocade P3 SFP+, SWL, 8G, 8-PACK		$608	N/A	N/A	N/A	N/A	N/A
	IB-000172	FC 2828	45W1194	8G (10km) LWL SFP (8 pack)		$3,966	N/A	N/A	N/A	N/A	N/A
	IB-000174	FC 2881	45W2060	SFP, 8G 25km ELWL single pack		$1,954	N/A	N/A	N/A	N/A	N/A
	IB-000181	FC 2118	45W2415	SFP+, SR, 10G, 8-PK, BR		$1,365	N/A	N/A	N/A	N/A	N/A
	IB-000182	FC 2151	45W2417	SFP+, LR, 10G, 1-PK, BR		$799	N/A	N/A	N/A	N/A	N/A
	IB-000183	FC 2158	45W2419	SFP+, LR, 10G, 8-PK, BR		$5,495	N/A	N/A	N/A	N/A	N/A
	IB-000190	FC 2551	45W6936	Brocade SFP, 1GE COPPER, 1-PK, ROHS		$155	N/A	N/A	N/A	N/A	N/A
	IB-000192	FC 2601	99Y0214	Brocade SFP, SWL,16G,1-PACK		$238	N/A	N/A	N/A	N/A	N/A
	[**]	[**]	[**]	[**]		[**]	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number			Buyer Part Number					- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing	NOTES
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

TRANSCEIVERS (FRU’S)

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	Added BACK into Exhibit A (had been deleted in error)

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number					- M	- W	- U
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Unit Price	**Software Maintenance (included in unit price of product)	**Software Maintenance (included in unit price of product)	Defect Based SW Support - [**] Years (included in unit price of product)	Non Defect Based SW Technical Support & SW Upgrades - [**] Year (included in unit price of product)	Out of Warranty Pricing	NOTES

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
CABLES

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
CABLES (FRU'S)

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Description	Out of Warranty
DIRECTOR PRODUCTS (part numbers for DCX RMA purposes only)
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]			[**]	[**]
	[**]			[**]	[**]
	[**]			[**]	[**]
	[**]			[**]	[**]
	[**]			[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

** For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

	[**]		[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)

	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Page 3of 8

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
	[**]	[**]	[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]		[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
[**]	[**]	[**]	[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]		[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #43 TO SOW-1

EXHIBIT A

DATE: September 23, 2011 - FINAL

**For purpose of calculating the fees for the annual Software Maintenance Support Program as described in Section 9.4, the annual Software Maintenance Fee per Unit for each part number where it is applicable as follows:

Supplier Part Number		Buyer Part Number
Brocade Model	Brocade P/N	IBM Model or FC #	IBM PN / NUMA-Q PN	Product Description	Software Maintenance Fee per Unit (annualized)
	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

	[**]	[**]	[**]	[**]	[**]

Confidential Information
[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.